Exhibit 99.1

NEWS	MEDIA CONTACT
Allie Bovis
FOR IMMEDIATE RELEASE	abovis@hcg.com

INVESTOR CONTACT
John D. Kelly
investor@hcg.com

Huron Presents Strategy to Achieve Accelerated Growth and Improved Profitability

Significant shareholder value creation potential driven by meaningful growth opportunities across all three operating segments and anticipated margin expansion

CHICAGO—Mar. 29, 2022 — Global professional services firm Huron (NASDAQ: HURN) today will host a virtual Investor Day to outline its growth strategy and financial goals through 2025.

“For the past 20 years, our incredibly talented team has positioned Huron as a trusted business advisor to thousands of organizations, including some of the most renowned businesses and institutions in the world,” said James H. Roth, chief executive officer, Huron. “With our leading market position, distinct competitive advantage and the market demand for our offerings, we believe we have a significant growth opportunity ahead of us and we are well-positioned to capitalize on that opportunity as we advance our strategy.”

Growth Strategy
During today’s event, Huron’s leaders will outline the Company’s strategy to achieve consistent revenue growth and improved profitability. This strategy includes:

•Accelerating Growth in Healthcare and Education: Huron has leading market positions in healthcare and education, providing comprehensive offerings to the largest health systems, academic medical centers, colleges and universities, and research institutes in the U.S.

•Growing Presence in Commercial Industries: Huron’s commercial industry segment has increased the diversification of the Company’s portfolio and end markets, providing new avenues for growth and an important balance to its health and education focus.

•Rapidly Growing Global Digital Capability: Huron’s ability to provide digital offerings that support the strategic and operational needs of its clients is at the foundation of the

Company’s strategy. Huron will continue to advance its integrated digital platform to support its strong growth trajectory.

•Solid Foundation for Margin Expansion: The Company is well-positioned to achieve consistent margin expansion, as well as strong annual adjusted earnings per share (EPS) growth.

•Strong Balance Sheet and Cash Flows: Strong free cash flows have and will continue to be a hallmark of Huron’s financial strength. The Company is committed to deploying capital in a strategic and balanced way, including returning capital to shareholders and executing strategic, tuck-in acquisitions.

Medium-Term Financial Goals
In conjunction with today's announcement, the Company is providing detail on its capital allocation strategy, balancing growth, flexibility and return of capital to shareholders. In addition, the Company is introducing revenue, Adjusted EBITDA margin, and EPS goals through 2025 of the following:

•Revenue: Low double-digit annual growth;

•Adjusted EBITDA Margin: Expand to mid-teen % margins by 2025;

•Adjusted EPS: Deliver high-teen % annual growth; and

•Free Cash Flow: Deliver strong annual free cash flows and deploy 25% - 50% of cash flow as a return to shareholders

Virtual Investor Day

The Investor Day presentation can be found on the investor relations section of Huron’s website at http://ir.huronconsultinggroup.com. A replay of the video webcast, transcript and all materials from the event will be available for one year.

Use of Non-GAAP Financial Measures
In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations, and free cash flow which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner

Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

Management has provided its outlook regarding adjusted EBITDA as a percentage of revenues, adjusted diluted earnings per share, and free cash flow all of which are non-GAAP financial measures and exclude certain charges. Management has not reconciled these non-GAAP financial measures to the corresponding GAAP financial measures because guidance for the various reconciling items is not provided. Management is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.
ABOUT HURON
Huron is a global consultancy that collaborates with clients to drive strategic growth, ignite innovation and navigate constant change. Through a combination of strategy, expertise and creativity, we help clients accelerate operational, digital and cultural transformation, enabling the change they need to own their future. By embracing diverse perspectives, encouraging new ideas and challenging the status quo, we create sustainable results for the organizations we serve. Learn more at www.huronconsultinggroup.com.

Statements in this press release that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “goals,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: the impact of the COVID-19 pandemic on the economy, our clients and client demand for our services, and our ability to sell and provide services, including the measures taken by governmental authorities and businesses in response to the pandemic, which may cause or contribute to other risks and uncertainties that we face; failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in

Huron's Annual Report on Form 10-K for the year ended December 31, 2021 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.
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